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                                                                  EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated May 1, 1997 included in the Genesys Telecommunications Laboratories Corporation's Form S-1 as filed on May 7, 1997 and to all references to our Firm included in this registration statement.

                                        /s/ Arthur Andersen LLP
                                        -------------------------------
                                        ARTHUR ANDERSEN LLP

San Jose, California
August 8, 1997